June 13, 2011

                          TOUCHSTONE FUNDS GROUP TRUST

                         TOUCHSTONE SMALL CAP VALUE FUND

  SUPPLEMENT TO PROSPECTUS DATED JANUARY 28, 2011, AS AMENDED FROM TIME TO TIME

The Class Z shares of the Small Cap Value Fund have been converted to Class A shares and are no longer available for purchase.

PLEASE REPLACE THE SECTION ENTITLED "THE FUND'S PERFORMANCE" WITH THE FOLLOWING:

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with the Russell 2000 Value Index and Russell 2000 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SMALL CAP VALUE FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

                                   [BAR CHART]


     54.13%   23.73%    9.71%   12.71%   -1.20%  -34.16%   18.48%   25.82%
     ------   ------   ------   ------   ------  -------   ------   ------
      2003     2004     2005     2006     2007     2008     2009     2010


Best Quarter:   2nd Quarter 2003 +18.97%
Worst Quarter:  4th Quarter 2008 -24.10%

On June 10, 2011, Class Z shares were converted to Class A shares and performance for periods prior to the date of conversion represents the performance of Class Z shares. Performance in the table below for periods prior to June 10, 2011 has been restated to reflect the impact of the Class A fees and expenses. For more information on the prior history of the Fund, please see the section entitled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Class C shares, the Class Y shares and the Institutional shares inception date is March 1, 2011. The Class C shares, the Class Y shares and the Institutional shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Classes have different expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                                                   Since Inception
                                                            1 Year      5 Years       (3-4-02)
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                         18.62%       0.60%          8.82%
Return After Taxes on Distributions                         18.57%       0.09%          8.05%
Return After Taxes on Distributions and
   Sale of Fund Shares                                      12.18%       0.37%          7.44%
RUSSELL 2000 VALUE INDEX                                    24.50%       3.52%          7.54%
(reflects no deductions for fees, expenses or taxes)
RUSSELL 2000 INDEX                                          26.85%       4.47%          7.14%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------------------------



                    P.O. Box 5354 o Cincinnati, OH 45201-5354
                Ph: 800.543.0407 o www.TouchstoneInvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.

                                                      TSF-56-TFGT-TVOAX-S10-1101